Prospectus Supplement

September 30, 2014

E.I.I. Realty Securities Trust

E.I.I. Realty Securities Fund (“Domestic Fund”)

E.I.I. International Property Fund (“International Fund”)

E.I.I. Global Property Fund (“Global Fund”)

SUPPLEMENT DATED SEPTEMBER 30, 2014

TO THE PROSPECTUS DATED OCTOBER 29, 2013

Redemption Fees

The Board of Trustees of E.I.I. Realty Securities Trust (the “Trust”) has approved the elimination of redemption fees charged by the Domestic Fund, the International Fund and the Global Fund, effective October 28, 2014. Accordingly, the following changes to the Prospectus will become effective on October 28, 2014.

The line items in the “Shareholder Fees” tables in the sections of the Prospectus titled “Summary Section—Shareholder Fees” relating to the redemption fee are hereby deleted.

The last three paragraphs in the section of the Prospectus titled “INVESTING IN THE FUNDS—How To Redeem Shares” are hereby deleted.

Minimum Investments

The Board of Trustees of the Trust has approved a lower initial investment minimum for the International Fund and the Global Fund. Accordingly, the following changes to the Prospectus will become effective on October 28, 2014.

The section entitled “E.I.I. Global Property Fund — Summary Section — Fund Expenses — Example” beginning on page 1 of the Prospectus is hereby replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the Global Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the Global Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Global Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,030	$3,215	$5,579	$12,362

The section entitled “E.I.I. International Property Fund — Summary Section — Fund Expenses — Example” on page 7 of the Prospectus is hereby replaced with the following:

Example

This Example is intended to help you compare the cost of investing in the International Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $100,000 in the International Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the International Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$1,030	$3,215	$5,579	$12,362

The first paragraph of the section entitled “Information on Purchase and Sale of Fund Shares, Taxes and Financial Intermediaries — Purchase and Sale of Fund Shares” on page 15 of the Prospectus is hereby replaced with the following:

Purchase and Sale of Fund Shares

The minimum initial investment for Institutional Shares is $100,000 for each Fund. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

The section entitled “Investing In The Funds — Investing With the Funds” on page 25 of the Prospectus is hereby replaced with the following:

Investing With the Funds

The following sections describe how to open an account, how to access information on your account, and how to purchase and redeem shares of a Fund.

The minimum initial investment for Institutional Shares is $100,000 for each Fund. This minimum may be reduced at EII’s sole discretion. Employees and officers of EII and its affiliates and immediate family members may purchase Institutional Shares without being subject to the minimum investment. There is no minimum for additional investments.

Please retain this Supplement for future reference.